SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 29, 2004

Date of Report (Date of earliest event reported)

TARANTELLA, INC.

(Exact name of registrant as specified in its charter)

California	000-21484	94-2549086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Encinal Street

Santa Cruz, California 95060

(Address of principal executive offices)

(831) 427-7222

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Text of press release issued by Tarantella, Inc., dated July 29, 2004, reporting the results of operations for Tarantella’s third fiscal quarter for the period ended June 30, 2004

Item 12. Results of Operations and Financial Condition

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On July 29, 2004, Tarantella, Inc. issued a press release regarding its financial results for its third fiscal quarter for the period ended June 30, 2004. The full text of the earnings release concerning the foregoing results is furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARANTELLA, INC.

Date: July 29, 2004	By:	/s/ John M. Greeley
John M. Greeley Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Text of press release issued by Tarantella, Inc., dated July 29, 2004, reporting the results of operations for Tarantella’s third fiscal quarter for the period ended June 30, 2004